                                                                    EXHIBIT 4.1

                       [FRONT SIDE OF STOCK CERTIFICATE]


                         CUMULATIVE CONVERTIBLE VOTING

                           PREFERRED STOCK, SERIES B


NUMBER                                                  SHARES


                         LEHMAN BROTHERS HOLDINGS INC.

INCORPORATED UNDER THE LAWS                 THIS CERTIFICATE IS TRANSFERABLE
OF THE STATE OF DELAWARE                    IN BOSTON, MA OR IN NEW YORK, NY


                                            SEE REVERSE FOR
                                            CERTAIN DEFINITIONS

                                            CUSIP

THIS IS TO CERTIFY THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE CUMULATIVE VOTING PREFERRED STOCK, SERIES B (LIQUIDATION PREFERENCE $39.10 PER SHARE) OF THE PAR VALUE OF $1.00 EACH OF


Lehman Brothers Holdings Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the seal of the Corporation and the signatures of its duly authorized Officers.

Dated:                                     COUNTERSIGNED AND REGISTERED:
                                           THE FIRST NATIONAL BANK OF BOSTON
                                           TRANSFER AGENT AND REGISTRAR

CHAIRMAN OF THE BOARD
& CHIEF EXECUTIVE OFFICER                  BY:

                                                          AUTHORIZED OFFICER


        SECRETARY


                                [CORPORATE SEAL]
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                      [REVERSE SIDE OF STOCK CERTIFICATE]

                         LEHMAN BROTHERS HOLDINGS INC.


        The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT - ______________ Custodian ______________
                                                                   (Cust)                  (Minor)
TEN ENT - as tenants by the entireties                         under Uniform gifts to Minors
                                                               Act ___________________________________
JT TEN  - as joint tenants with                                                (State)
          right of survivorship
          and not as tenants in common

Additional abbreviations may also be used though not in the above list.

For Value Received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

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shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________

                             ----------------------

        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

-------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15